Investing for the Long Run TM September 2012 Exhibit 99.1

Investing for the Long Run™
| 2
Disclosures
W. P. Carey & Co. LLC, W. P. Carey Inc., and CPA ® :15 and can be identified by the use of words such as “may,” “will,” “should,” “would,” “assume,” “outlook,” “seek,” “plan,” “believe,” “expect,”
proposed REIT Conversion and Merger. These statements are based on the current expectations of the management of W. P. Carey & Co. LLC, W. P. Carey Inc., and CPA ® :15. It is important to achievements of the combined company. Discussions of some of these other important factors and assumptions are contained in W. P. Carey & Co. LLC’s, W. P. Carey Inc.’s, and CPA ® :15’s
rules and regulations of the SEC, none of W. P. Carey, CPA ® :15 or W. P. Carey Inc. undertakes any obligation to release publicly any revisions to the forward-looking statements to reflect events impairments and stock compensation. Additionally, we exclude merger expenses related to the proposed merger with CPA ® :15, which are considered non-recurring, and gains/losses in real
Cautionary Statement Concerning Forward-Looking Statements:
Certain of the matters discussed in this communication constitute forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. The forward-looking statements include, among other things, statements regarding the intent, belief or expectations of
“anticipate,” “intend,” “estimate,” “forecast” and other comparable terms. These forward-looking statements include, but are not limited to, the “Investment Highlights” and statements regarding the benefits of the proposed REIT Conversion and Merger, Stable Cash Flows from Long-Term Leases, integration plans and expected synergies, the expected benefits of the proposed REIT
Conversion and Merger, anticipated future financial and operating performance and results, including estimates of growth and value creation, and the expected timing of completion of the note that the combined company’s actual results could be materially different from those projected in such forward-looking statements. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or filings with the SEC and are available at the SEC’s website at http://www.sec.gov, including Item 1A. Risk Factors in the Annual Report on Form 10-K for the year ended December 31, 2011 of
W. P. Carey & Co. LLC as filed with the SEC on February 29, 2012. These risks, as well as other risks associated with the proposed REIT Conversion and Merger, are more fully discussed in the
Joint Proxy Statement/Prospectus that is included in the Registration Statement on Form S-4 that W. P. Carey Inc. filed with the SEC in connection with the proposed REIT Conversion and
Merger on March 23, 2012, as amended. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. Except as required under the federal securities laws and the or circumstances after the date of this communication or to reflect the occurrence of unanticipated events.
Non-GAAP Financial Disclosure
We believe that earnings before interest, taxes, depreciation and amortization (“EBITDA”) is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP, because it removes the impact of our capital structure and asset base from our operating results and because it is helpful when comparing our operating performance to that of companies in our industry without regard to such items, which can vary substantially from company to company. Adjusted EBITDA as disclosed represents EBITDA,  as described herein, modified to include other adjustments to GAAP net income for certain non-cash charges such as estate, foreign exchange and derivatives which are not considered fundamental attributes of our business plans and do not affect our overall long-term operating performance.  We exclude these items from Adjusted EBITDA as they are not the primary drivers in our decision making process.  Our assessment of our operations is focused on long-term sustainability and not on such non-
cash items, which may cause short term fluctuations in net income but have no impact on cash flows. We believe that Adjusted EBITDA is a useful supplemental measure to investors and analysts for assessing the performance of our business segments, although it does not represent net income that is computed in accordance with GAAP. Accordingly, EBITDA and Adjusted
EBITDA should not be considered as alternatives to net income as indicators of our financial performance. EBITDA and Adjusted EBITDA  may not be comparable to similarly titled measures of other companies. Therefore, we use EBITDA and Adjusted EBITDA as two of the measures of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation.
Funds from operations (“FFO”) is a non-GAAP measure defined by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as net income or loss (as computed in accordance with GAAP) excluding: depreciation and amortization expense from real estate assets, impairment charges on real estate, gains or losses from sales of depreciated real estate assets and extraordinary items; however FFO related to assets held for sale, sold or otherwise transferred and included in the results of discontinued operations are included. These adjustments also incorporate the pro rata share of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers. Although NAREIT has published this definition of FFO, companies often modify this definition as they seek to provide financial measures that meaningfully reflect their distinctive operations. We modify the NAREIT computation of FFO to include other adjustments to GAAP net income to adjust for certain non-cash charges such as amortization of intangibles, deferred income tax benefits and expenses, straight-line rents, stock compensation, gains or losses from extinguishment of debt and deconsolidation of subsidiaries and unrealized foreign currency exchange gains and losses. We refer to our modified definition of FFO as adjusted funds from operations (“AFFO”). We exclude these items from GAAP net income as they are not the primary drivers in our decision making process. Our assessment of our operations is focused on long-term sustainability and not on such non-cash items, which may cause short-term fluctuations in net income but have no impact on cash flows, and we therefore use AFFO as one measure of our operating performance when we formulate corporate goals, evaluate the effectiveness of our strategies, and determine executive compensation. We believe that AFFO is a useful supplemental measure for investors to consider because it will help them to better assess the sustainability of our operating performance without potentially distorting the impact of these short-term fluctuations. However, there are limits on the usefulness of AFFO to investors.
For example, impairment charges and unrealized foreign currency losses that we exclude may become actual realized losses upon the ultimate disposition of the properties in the form of lower cash proceeds or other considerations.

Investing for the Long
Run™|
3
• Largest owner/manager of triple net lease assets
• Superior credit and real estate underwriting platform leveraged across various industries and property types
• Stable cash flows from long-term leases to creditworthy tenants
• Solid stream of fee income from $7.5 billion of AUM
(1)
• Access to capital (both public and private) provides capacity for growth
• Well-covered, stable dividend; expectation for continued growth
(1) Excludes CPA ® :15 and includes cash and distributions payable as of June 30, 2012.
Investment
Highlights

W. P. CAREY

Total Assets Under Ownership and Management
$ in millions; includes cash on hand
as of June 30, 2012

$74
$389
$798
$1,240
$2,640
$7,731
$10,752
$12,661
1980
1985
1990
1995
2000
2005
2010
2012

Background :
W. P. Carey & Co. LLC
(1) Past performance does not indicate future results.
Investing for the Long Run™
| 4
• Founded in 1973 and publicly
listed since 1998, W. P. Carey is
a leading global real estate firm
specializing in sale-leaseback
investments of corporate-owned
real estate worldwide
• The Company’s REIT conversion
will expand its owned real estate
asset base and provide a
platform for future growth

Our Post-Merger
Business Model
Manages
CPA
®
REITs and CWI
• Manages $7.5 billion of net-leased real
estate
• Generates approximately 17% of its
revenue in fee income from managing the
day-to-day operations of its real estate
investments
(3)
Owns
Diversified Net Lease Portfolio
• Owns $5 billion of net-leased real
estate
(1)
• Generates approximately 83% of its
revenue through rental income from
its owned assets
(2)
(1) Includes assets for WPC and CPA ® :15 on a combined basis plus cash on hand.
(2) Revenues from real estate ownership = pro-rata net lease revenues.
(3) Revenues from investment management = asset management revenue + structuring revenue.
(4) Including our pro rata share of revenue from equity investments.
(5) Excludes reimbursed costs from affiliates.
Investing for the Long Run™| 5
Combined Company 2012E Revenues
(4), (5)

Investing for the Long Run™
| 6
• Generate attractive risk-adjusted returns by
identifying growing companies with real estate
assets globally
• Create upside through lease escalations, credit
improvements and real estate appreciation
• Protect downside by combining credit and real
estate underwriting with sophisticated structuring
and direct origination
• Evaluate each transaction on:
creditworthiness of tenant
strategic importance of the asset to the tenant
the underlying value of the real estate
the transaction’s structure and pricing
Investment
Strategy

Sells Property
Pays rent
Tenant
W. P. CAREY
Pays 100% market value for asset
Leases back property

Investing for the Long Run™
| 7
• Alternative form of financing
• Company sells its real estate for cash and enters into long-term lease
• Long-term leases translate into steady cash flow
Sale-Leaseback
Process

Other(4)
11%
Self-storage(1)
6%
Office
27%
Retail
16%
24%
16%
Industrial
Warehouse/Distribution

South
Europe
28%
24%
21%
12%
15%
Midwest
West
East

Combined company market capitalization
of approximately $5 billion
High-quality portfolio of premium assets
Investing for the Long Run™| 8
Combined Portfolio by Property Type
(3)
Combined Portfolio by Geography
(3)
(1)  Reflects square feet on a pro rata basis.  Excludes 20 domestic self-storage properties in our Carey Storage subsidiary, totaling approximately 0.5 million square feet on a pro rata basis.
(2)  Based on percentage of the portfolio’s total pro rata square footage that was subject to lease.
(3)  Based on Annualized Contractual Minimum Base Rent (“ABR”).
(4) Other includes: Child Care and Social Services; Education; Hospitality; Sports; Theater; and Unoccupied Land.
REIT Conversion:
The Next Chapter
• 429 properties
• 39.1 million square feet
(1)
• High-quality tenant base
• 97.6% occupancy
(2)
• Diversified portfolio across geographies,
industries and property types
• Average lease term of 8.9 years

Properties
W. P. Carey
CPA®:15
Geographic Presence
W. P. Carey
CPA®:15
Both Companies

Investing for the Long Run™ | 9 Geographically Diversified Portfolio

W. P. CAREY

HELLWEG Die Profi-Baumärkte			
U-HAUL			
groupe carrefour			
OBI			
Universal Technical Institute			
Marriott			
FedEx Corporation			
True Value			
FW			
fiserv.

Annualized
Rent ($’000)
% of
Total
Leading German Do-It-Yourself (DIY) retailer with a broad footprint across Germany and Austria
$24,813 8.2%
North America’s largest DIY moving and storage operator with nearly 16,000 locations across the
U.S. and Canada; Annual revenues in excess of $2 billion
18,741 6.2%
World’s second-largest food retailer, based on sales, with over 15,000 stores across Europe, Asia and South America;  Annual sales of approximately $115 billion
15,774 5.2%
Leading European DIY retailer with more than 530 stores in central and eastern Europe
Private company owned by the Tengelmann Group
12,743 4.2%
Provides post-secondary education for professional automotive, collision repair, motorcycle and marine technicians; Annual revenues in excess of $100 million
10,065 3.3%
Leading lodging company with more than 3,700 lodging properties in 73 countries; Annual revenues in excess of $12 billion
8,406 2.8%
220 countries; Annual revenues in excess of $41 billion
7,433 2.4%
One of the largest retailer-owned hardware cooperatives with more than 4,700 stores worldwide
7,101 2.3%
Foster Wheeler is a leading international engineering, construction and project management contractor and power equipment supplier; Annual revenues of approximately $4.5 billion
6,510 2.1%
A leading global provider of information management and electronic commerce systems for the financial services industry, with more than 16,000 clients worldwide; Annual revenues in excess of
$4 billion
5,342 1.8%
Top 10 Total
$116,928 38.5%
Investing for the Long Run™| 10
Note:  Company financial and valuation metrics as per CapitalIQ.
Major Tenants –
Established Corporate Credits
Top 10 Tenants – Combined Company
World's #1 express transportation provider, delivering more than 8 million packages daily to

60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
0.4%
2.6%
6.5%
9.0%
5.9%
4.0%
7.3%
8.0%
4.1%
2.8%
49.4%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Thereafter

Investing for the Long Run™ | 11 Stable Cash Flows from Long-Term Leases Lease Maturity Schedule (Combined Company) • Average lease term of 8.9 years • Low near-term rollover: 9.5% through 2014

• 99% of leases include either fixed or CPI-based rent increases or percentage rent
Investing for the Long Run™
| 12
Internal Growth from
Built-In Rent Increases
Built-In Contractual Rent Increases (Combined Company)
(1)
(1)  Based on annualized base rents and exchange rates as of June 30, 2012.

Financial Results

Financial
Highlights
Investing for the Long Run™
| 14
• Broad access to equity capital
– Public – REIT conversion will likely increase liquidity and access to public capital
– Private – W. P. Carey has raised $2.3 billion via CPA
®
:17-Global, its latest non-
traded CPA
®
REIT offering
(1)
• Conservative capital structure
– Net Debt to Total Market Cap of 39%
– Strategic use of non-recourse leverage
• Well-covered dividend
– WPC has increased quarterly dividends each of the past 45 consecutive quarters
– Annual dividend growth has averaged 2.4% from 1998–2011
• Matching debt financing and rental income currency to mitigate risk
(1) As of June 30, 2012.

$1.65
$1.67
$1.69
$1.71
$1.72
$1.74
$1.77
$1.80
$1.83
$1.91
$1.98
$2.01
$2.04
$2.25
$2.60
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Pro Forma

Annualized Dividend per Share
Note:  Annualized dividend per share reflects annualized fourth quarter dividend per share for the respective year.
Note: Past performance does not guarantee future results.
(1) Reflects pro forma annual dividend per share following transaction close to maintain compliance with REIT requirements.
Subject to modification.
Combined Company
Supports Continued Dividend Growth
Investing for the Long Run™
| 15
Pro Forma Dividend Well Covered
• Payout ratio of 68%, based on results through
June 30, 2012 and current dividend of $2.27 per
share
• Pro forma dividend of $2.60 supported by a
strong payout ratio of 70%
(1)
Consistent Historical Growth
• W. P. Carey has increased its dividend every
year since going public in 1998
• Transaction expected to be accretive to both
AFFO and CAD per share, providing for
continuation of stable dividend growth

$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
2003
2004
2005
2006
2007
2008
2009
2010
2011

Investing for the Long Run™
| 16
Note: Past performance does not guarantee future results.
(1) Does not include special dividends.
Dividend is
Well-Covered
Payout
Ratio
63% 51% 71% 55% 56% 63% 65% 62% 46%
Funds from Operations Coverage
(1)

$200
150
100
50
W. P. Carey
S&P 500 Index
FTSE NAREIT
Equity REITs Index
12/31/06
12/31/07
12/31/08
12/31/09
12/31/10
12/31/11

Investing for the Long Run™
| 17
Note:  Past performance does not guarantee future results.
Source: SNL Financial LC, Charlottesville, VA, 2012, www.snl.com
Returns have outpaced major indices, including the S&P 500 and the
FTSE NAREIT Equity REIT Index
Five-Year Total
Return Comparison
Five-Year Total Return Comparison

CPA®
Program
Performance
Investing for the long run™
| 18
Program Program Life
Total Return as
% of Original
Investment
Average Annual
Total Return
IRR
CPA
®
:1 1979-1998 237% 7.2%
7.0%
CPA
®
:2 1980-1998 369% 14.9%
13.2%
CPA
®
:3 1981-1998 408% 18.8%
15.1%
CPA
®
:4 1983-1998 310% 13.9%
12.2%
CPA
®
:5 1984-1998 210% 7.7%
8.6%
CPA
®
:6 1985-1998 264% 12.5%
10.6%
CPA
®
:7 1987-1998 215% 10.2%
9.8%
CPA
®
:8 1988-1998 229% 13.1%
11.5%
CPA
®
:9 1989-1998 184% 9.6%
9.3%
CPA
®
:10 1990-2002 208% 8.8%
8.6%
CPA
®
:11 1992-2004 242% 11.2%
9.6%
CPA
®
:12 1994-2006 236% 10.9%
9.4%
CPA
®
:14 1998-2011 217% 9.0%
8.2%
Average 13 years 256% 11.4% 10.2%
Note: Calculated assuming investment at program inception.

Fees Earned from
Asset Management
Investing for the long run™
| 19
1)
2)
3)
WPC earns contractual fees as Advisor to the CPA
®
REITs and CWI
Acquisition Fee
(1)
4.5%
Asset Management Fee
(2)
0.5% per annum
Cash flow participation
(3)
10%
Back-end participation 15% of gain
We generally earn base asset management revenue of 0.5% of average invested assets.
We generally receive structuring revenue of up to an average of 4.5% of the total cost of all investments made by each CPA ® : REIT. For certain types of non-long term net lease investments acquired on behalf of CPA ® :17 – Global, structuring revenue may range from 0% to 1.75% of the equity invested plus the related structuring revenue.  For CWI, we earn structuring revenue of 2.5%
of the total investment cost of the properties acquired.
We receive up to 10% of distributions of available cash from the operating partnerships of CPA ® :16 – Global, CPA ® :17 – Global, and CWI, which is defined as cash generated from operations, excluding capital proceeds, as reduced by operating expenses and debt service, excluding prepayments and balloon payments.

W. P. CAREY

18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
11.9x
16.2x
WPC
Peer Average

5.9%
5.8%
5.7%
5.6%
5.5%
5.4%
5.3%
5.2%
5.9%
5.4%
WPC
Peer Average

14
12
10
8
6
4
2
0
8.9
12
11.4
8.6
5.4
WPC
NNN
O
EPR
LXP

60%
50%
40%
30%
20%
10%
0%
39%
28%
37%
37%
49%
WPC
NNN
O[3]
EPR
LXP

Investing for the Long Run™
| 20
1) Based on September 12, 2012 closing prices, pro forma AFFO of $3.72 for WPC and consensus estimates for peer group which includes NNN, O, EPR, and
LXP. Source: SNL Financial
2) Based on September 12, 2012 closing prices, pro forma dividend of $2.60 for WPC.
3) O represents the proposed merger of Realty Income and American Realty Capital Trust. Figures for the combined company O were obtained from its proposed merger investor presentation.
4) Book value debt was used for Debt / EV ratios
Peer Analysis
Price / AFFO
(1)
Dividend Yield
(2)
Weighted Average Lease Term (Yrs)
Leverage
(4)
3

40.0%
30.0%
20.0%
10.0%
0.0%
35.4%
6.2%
6.8%
11.0%
4.2%
12.6%
10.8%
13.0%
2012
2013
2014[3]
2015
2016
2017
2018
Thereafter

Investing for the Long Run™
| 21
Strong  Pro Forma
Balance Sheet
Combined Company
1) Based on annualized YTD June 2012 results.
2) Based on September 12, 2012 closing price of $44.33.
3) Includes outstanding recourse debt on the unsecured line of credit.
Equity Market Capitalization $3.1 billion
Total Debt $1.9 billion
Total Capitalization $5.0 billion
Selected Metrics
Total Debt / Total Market Cap. 39%
Net Debt / Total Market Cap. 34%
Pro Rata Adjusted EBITDA
(1)
$391 million
Net Debt / Pro Rata Adjusted EBITDA
Pro Forma Dividend
Pro Forma AFFO Per Share
Dividend Yield
(2)
5.9%
Dividend Payout 69.9%
% Investment Grade Tenants 30.4%
Combined Company Metrics
Debt Maturity Schedule
4.46x
$2.60
$3.72

The Transaction

Benefits of the Merger
Investing for the Long Run™
| 23
Benefits of the
Transaction
Likely increased Wall Street research
coverage
Potential inclusion in REIT indices
Shareholders’ ability to benchmark W. P.
Carey against similar triple net lease REITs
Increased float and liquidity
Enhances W. P. Carey’s access to capital
markets
Creates better currency to pursue potential
future growth opportunities
Provides simplified tax reporting for
shareholders
Creates potential long-term valuation benefits
including:
Benefits of REIT Conversion
Supports W. P. Carey’s overall strategy and
significantly grows W. P. Carey’s high-quality
real estate asset base
Substantially increases W. P. Carey’s
scale and liquidity – pro forma equity value
of approximately $3 billion
Provides platform for future growth
Expected to be accretive to AFFO and CAD
per share, further improving coverage of W.
P. Carey’s secure dividend
Increases income contribution from owned
properties while preserving asset
management platform
Enhances W. P. Carey’s world-class asset
management platform

Key Operational
Metrics as of June 30, 2012
Investing for the long run™
| 24
AFFO/MFFO ($m)
(a)
Per share
135.8
$3.33
115.1
$0.88
Pro Rata Adjusted EBITDA ($m)
(a)
Per share
219.2
$5.37
187.0
$1.42
Annualized Contractual Minimum
Base Rent ($m)
84.7 219.4
Weighted Avg. Lease Term 6.4 9.9
Number of Properties 148 305
Square Footage (m) 11.6 27.5
Weighted Avg. Occupancy 94.4% 99.1%
Top 10 Tenant Concentration 54.8% 48.3%
% of Investment Grade Tenants 47.0% 24.0%
LLC
CPA
®
: 15
WPC
“LLC” represents the actual results for the six months ended June 30, 2012 or the current position as of June 30, 2012.
“CPA
® ” represents the actual results for the six months ended June 30, 2012 or the current position as of June 30, 2012.
“WPC” represents the pro forma results for the six months ended June 30, 2012 or the pro forma position as of June 30, 2012, had the
All portfolio information contained herein is based on pro rata annualized contractual minimum based rent and pro rata square footage.
Based on annualized YTD June 2012 results..
256.7
$3.72
391.4
$5.67
304.1
8.9
429
39.1
97.6%
38.5%
30.4%
Basis of Presentation
•
•
•
•
merger occurred on January 1, 2012.
15 :
a)

APPENDIX

Investing for the Long Run™
| 26
Blue Cross and Blue Shield of Minnesota
Facility Type
Six-building headquarters campus
and two additional properties
Purchase Price
$169 million
Location
Minneapolis, Aurora and Virginia, MN
• Blue Cross of Minnesota was chartered in 1933 as Minnesota's first health plan
• Blue Cross health plan is the largest health plan in Minnesota with $2.8 billion in total revenues and 41% market share
• The company is a conservatively run organization with strong capitalization and no long term debt
Investment
Strategy

Investing for the Long Run™
| 27
The New York Times Company
Facility Type
Global Headquarters
Purchase Price
$234 million
Location
New York City
• Constructed for approximately $500 million in 2007
• Purchased for $234 million - 40% of the appraised value of the asset
• 15-year lease, initial cap rate of 10.75%, fixed annual escalations
• Facility houses NYT’s senior executive team and main news desk –
critical to the entire enterprise
• Transaction closed in March 2009
Investment
Strategy

Investing for the Long Run™
| 28
C1000 B.V.
Facility Type
Portfolio of 6 logistics properties leased
on a long-term triple net basis
Purchase Price
$208 million
Location
Netherlands
• C1000 B.V. is a leading Dutch supermarket with 371 stores across the Netherlands
• Portfolio of 6 logistics properties represents the complete distribution network of C1000, supplying all of its supermarket stores in the country
• C1000 and its franchisee network comprise the second largest food retailer in the Netherlands
• Annual sales of €3.7 billion
Investment
Strategy

Investing for the Long Run™
| 29
Metro A.G.
Facility Type
20 cash and carry stores
Purchase Price
$396 million
Location
Throughout Italy
• Lease is guaranteed by its German parent company, Metro A.G.
• Metro A.G. is the world’s largest cash and carry operator and third largest retailer, with 2011 revenues totaling €66 billion
• Facilities represent half of Metro’s Italian presence
Investment
Strategy

Case Study –
New Lease
Investing for the long run™
| 30
Google, Inc.
Venice, CA
Background
• Acquirer: WPC
• Initial Acquisition: 1994
• Square Feet: 67,682
• Original Tenant: Omnicom Group
• Omnicom Lease Expiration: 9/2010
• Annual Rent: $1.2M ($17.64 PSF)
Opportunity
• Landmark Frank Gehry Designed
“Binoculars Building”
• Omnicom opted not to renew
• Communication w/Omnicom Management
provided early visibility on non-renewal
• Enforced deferred maintenance
• Commenced marketing with Omnicom still
on lease
•Worked With Adjacent Landlords to Create a 200,00 SF
Campus, Transforming Downtown Venice
•Landlord & tenant contributed capital for gut renovation
•15-year lease, Annual Rent ~$30 PSF
•Limited Downtime: Less than 4 months of vacancy
•Placed  $24M, 15-year, Non-Recourse Mortgage @ 5.15%
Outcome

Case Study –
Opportunistic Disposition
Investing for the long run™
| 31
Best Buy Co. Inc.
National Big Box Portfolio
Background
• Acquirer: CPA
®
:14 (37%) & CPA
®
:15 (63%)
• Initial Acquisition: 1993
• Acquisition Cost: $46M
• Square Feet: 452,348 (12 stores)
• Annual Rent: $4.2M ($17.64 PSF)
• Remaining Lease
Term:
6.5 years
Opportunity
• Partial renewal rights
• Above-market contract rent
• Strong avg. store sales, but wide range
• 70% of rent from large-format stores
• BBY telegraphed shift from large format
• Sold Portfolio on 9/1/11 for $53.3M (7.7% cap, $118 PSF)
• Retail REIT capital imbalance: Lack of retail product
• Challenging $23M mortgage maturity in 2012
• Ran accelerated marketing process
• BBY subsequently downgraded to BB+ on 8/6/12, 4 stores
already closed, 30% of rent
Outcome

Case Study –
Opportunistic Disposition
Investing for the long run™
| 32
Médica France, S.A.
Nursing Homes in France
Background
• Acquirer: WPC (46%) & CPA
®
:15 (54%)
• Initial Acquisition: 2002
• Acquisition Cost: $43.5M
• Square Feet: 336,923 (6 nursing homes)
• Annual Rent: $6.2M ($18.40 PSF)
• Remaining Lease
Term:
9.5 years
Opportunity
• Lease extended to 12 years in 2009
• Exchange Rate €1:$1.00 at acquisition,
€1:$1.34 at time of sale
• 20-year old assets would require significant
capex if leases not renewed
• Beneficial tax structure began to erode
• Assumable debt
• Sold Portfolio on 4/11/12 for $74.5M (6.2% cap, $222
PSF)
• Off-Market sale to large French REIT with expertise in
nursing homes
• Buyer also funded 50% of tax costs
• Buyer assumed in-place debt, saving $4.4M in prepayment
penalties
Outcome

Case Study –
Strategic Disposition
Investing for the long run™
| 33
Shoprite Supermarkets
Hudson Valley Area of NY
Background
• Acquirer: CPA
®
:14 (44%) & CPA
®
:15 (66%)
• Initial Acquisition: 1992, 1993
• Acquisition Cost: $20.1M
• Square Feet: 196,590 (3 grocery stores)
• Annual Rent: $3.3M ($16.91 PSF)
• Remaining Lease
Term:
~12 years
Opportunity
• Store Competition: Each location threatened by
pending Wal-Mart or Price Chopper
• One strong store masked looming competition &
weak locations
• Low renewal probability
• $13.5M of near-term debt maturing, refi possible,
but not optimal value
• 10+ years of remaining term = liquidity
• Sold Portfolio on 12/31/2011 for $37.1M (8.97% cap,
$228 PSF)
• Able to market broadly as investment sale (lease term)
• Sold at 5% premium to base case underwritten value, 20%
premium to downside case
• Prior experience had shown potential for the degradation of value on 2
nd
generation grocery, exited at peak valuation
Outcome

Case
Study
–
Early Lease Extension
Investing for the long run™
| 34
Dr. Pepper Snapple Group
Houston & Irving, TX
Background
• Acquirer: WPC
• Initial Acquisition: 1989
• Acquisition Price: $28.4M
• Original SF: 721,947 (2 Bottling Plants)
• Current Expanded SF: 1.27 MSF
• Annual Rent: $5.0M ($3.52 PSF)
• Remaining Lease
Term:
2 years
Opportunity
• Critical facilities-tenant expanded each
facility over time with own capital
• Irving is largest Dr. Pepper plant
• Relationship w/Dr. Pepper management
opened dialog with Dr. Pepper supply chain
team
• $26M mortgage maturing in 2015
Extended Lease on 8/8/12 to 17 yrs in Exchange for 10%
Immediate Rent Reduction
Increases unlevered DCF value by ~$6M vs. base case
Long-Lease Term = Attractive Long Term Financing Options
Refinancing will generate ~$12M in excess proceeds w/ long
amortization at historically low rates
Outcome

Investing for the Long Run™
| 35
W. P. Carey Inc.
Consolidated AFFO
AFFO Accretion / (Dilution) Per Share Buildup
Note: See next page for footnotes.
W. P. Carey Inc. Consolidated AFFO
30-Jun-12
W. P. Carey Inc. Shares
LLC 2012 Wtd Avg. Standalone Shares (per 10Q)
(a)
40,828,646
CPA
®
:15 2012 Wtd Avg. Standalone Shares (per 10Q)
(b)
131,657,978
Exchange Ratio 0.2326x
Shares Issued 28,192,415
W. P. Carey Inc. Shares Outstanding 69,021,061
$'000, except per share data
YTD Jun-12
$ Amount
$ / Share
Impact
Cumulative
Acc / (Dil)
YTD Jun-12
AFFO / Share
Annualized
AFFO / Share
W. P. Carey Inc. AFFO Calculation
Standalone LLC AFFO
(c)
67,892 1.66 1.66 3.33
Primary Accretion / (Dilution) Drivers
1. Dilutive Impact of New Share Issuance - (0.68) (0.68) 0.98 1.97
2. CPA
®
:15 Contribution  to New Co AFFO
(d)
57,367 0.83 0.15 1.81 3.63
3. (+) Provision for income taxes
(e)
Tax Savings from foregone Asset Mgmt Revenues 6,354 0.09 0.24 1.91 3.81
4. (+) Deferred taxes
(e)
Lost taxes deferred on CPA :15 mgmt fees paid in shares 2,200 0.03 0.28 1.94 3.88
5. (+) Distributions from Equity Investments in CPAs
(f)
Foregone AFFO proceeds from LLC's CPA :15 investment (4,540) (0.07) 0.21 1.87 3.75
Adjustments for Primary Accretion / (Dilution) Drivers 61,381 0.21 0.21 1.87 3.75
Acquisition Debt Interest Expense Impact
6. (-) Interest expense
(g)
Acquisition Debt Interest Expense (944) (0.01) 0.20 1.86 3.72
Adjustments for Acquisition Debt Interest Expense Impact (944) (0.01) 0.20 1.86 3.72
Elimination of Asset Management Fees
7. (-) Asset Management Revenue
(h)
LLC Fee Revenues no longer received from CPA :15 (12,418) (0.18) 0.02 1.68 3.36
8. (+) Property expenses
(h)
CPA   15 Mgmt Fee Expense No Longer paid to LLC 12,418 0.18 0.20 1.86 3.72
Adjustments for Elimination of Management Fees - - 0.20 1.86 3.72
W. P. Carey Inc. Consolidated AFFO 128,329 1.86 0.20 1.86 3.72
®
®
®
®

a) Per W. P. Carey’s Form 10-Q for the period ended June 30, 2012.
b) Per CPA ® :15’s Form 10-Q for the period ended June 30, 2012.
c) For a reconciliation of W. P. Carey’s Net Income for the six months ended June 30, 2012 to Funds from Operations – as Adjusted (AFFO), see W. P. Carey ’s Form 10-Q for the period ended June 30, 2012.
d) CPA ® :15’s contribution to W. P. Carey, Inc. AFFO represents MFFO of $57.5 million as filed in CPA ® :15’s Form 10-Q for the period ended
June 30, 2012, adjusted by $0.2 million related to acquisition expenses and accretion of discounts and amortization of premiums on debt investments. For a reconciliation of CPA ® :15’s Net Income Attributable to CPA ® :15 Stockholders for the six months ended June 30, 2012 to
Modified Funds from Operations (MFFO), please see CPA ® :15’s Form 10-Q for the period ended June 30, 2012.
e) In light of the pending merger of CPA ® :15 and W. P. Carey, asset management and other taxable revenues have been eliminated. The adjustments of $6.4 million and $2.2 million for the six months ended June 30, 2012 reflect tax benefits related to the elimination of these transactions.
f) Reflects adjustment to eliminate the impact on AFFO of distributions from W. P. Carey’s equity investment in CPA ® :15 as a result of the pending merger.
g) Reflects an increase in interest expense of $0.9 million for the six months ended June 30, 2012 from the $175 million new line of credit and expected repayment of $113 million of the pre-existing line of credit.
h) Reflects adjustments to eliminate activities between W. P. Carey and CPA ® :15 in the respective historical financial statements, as all such revenues, expenses and interests would have been eliminated in consolidation had the merger occurred on January 1, 2011.
Investing for the Long Run™
| 36
W. P. Carey Inc.
Consolidated AFFO: Footnotes

Investing for the Long Run™
| 37
W. P. Carey Inc.
Consolidated EBITDA
Note: See next page for footnotes.
EBITDA Per Share
W. P. Carey Inc. Pro Rata Adjusted EBITDA
$'000, except per share data
YTD Jun-12
$ Amount
$ / Share
Impact
Cumulative
Acc / (Dil)
YTD Jun-12
EBITDA / Share
Annualized
EBITDA / Share
W. P. Carey Inc. Adjusted EBITDA Calculation
Standalone LLC EBITDA
(a)
72,614 1.78 1.78 3.56
Proportionate share of adjustments for joint ventures
1. Proportionate share of adjustments from equity method investments
(b)
34,496 0.84 2.62 5.25
2. Proportionate share of adjustments for noncontrolling interests
(b)
(1,359) (0.03) 2.59 5.18
Adjustment for joint ventures 33,137 0.81 2.59 5.18
Management adjustments)
3. (+) Impairments 6,727 0.16 2.75 5.51
4. (-) Gain on sale (1,505) (0.04) 2.72 5.44
5. (+) Stock Compensation 9,755 0.24 2.96 5.91
6. (+) Realized and Unrealized Loss on FX and Derivatives 542 0.01 2.97 5.94
7. (+) Merger Expenses 4,719 0.12 3.09 6.17
8. (-) Proportionate share of adjustments from equity method investments
(d)
(16,386) (0.40) 2.68 5.37
Management adjustments 3,853 0.09 2.68 5.37
CPA
®
:15 contribution to EBITDA
9. (+) CPA
®
:15 EBITDA per 10Q
(e)
118,664 1.72 1.72 4.40 8.81
10. Proportionate share of adjustments from equity method investments
(b)
11,746 0.17 1.89 4.57 9.15
11. Proportionate share of adjustments for noncontrolling interests
(b)
(15,512) (0.22) 1.66 4.35 8.70
12. (-) Management Adjustments
(c)
(21,398) (0.31) 1.35 4.04 8.08
CPA®:15 contribution to EBITDA 93,500 1.35 1.35 4.04 8.08
Consolidation Adjustments
13. Dilutive Impact of New Shares Issuance - (1.10) 0.26 2.94 5.89
14. (-) Elimination of LLC's ownership in CPA
®
:15's Prorata Adjusted EBITDA
(f)
(7,387) (0.11) 0.15 2.84 5.67
Consolidated Adjustments (7,387) (1.20) 0.15 2.84 5.67
Combined Adjusted EBITDA 195,718 2.84 0.15 2.84 5.67
(c)

a) Per W. P. Carey’s Form 8-K disclosing Supplemental Unaudited Operating and Financial Data for the period ended June 30, 2012.
b) Incorporates the pro rata share of depreciation, amortization, interest and tax provision adjustments for unconsolidated subsidiaries and joint ventures.
c) Represents adjustments to EBITDA to add impairments, stock compensation, merger expenses, gain or losses on the sale of real estate, as well as, addback the impact of realized and unrealized gains/losses related to foreign exchange and derivatives.
d) Incorporates the pro rata share of management adjustments as described above for unconsolidated subsidiaries and joint ventures.
e) Reflects adjustments to eliminate activities between W. P. Carey and of CPA ® :15 in the respective historical financial statements, as all such revenues, expenses and interests would have been eliminated in consolidation had the merger occurred on January 1, 2012.
f) See next page for a reconciliation of CPA ® :15’s Net Income for the six months ended June 30, 2012 to Adjusted EBITDA.
Investing for the Long Run™
| 38
W. P. Carey Inc.
Consolidated EBITDA: Footnotes

a) Per CPA ® :15’s Form 10-Q for the period ended June 30, 2012.
b) Incorporates the pro rata share of depreciation, amortization, interest and tax provision adjustments for unconsolidated subsidiaries and joint ventures.
c) Represents adjustments to EBITDA to add impairments, stock compensation, merger expenses, gain or losses on the sale of real estate, gain/loss on extinguishment of debt, as well as, to addback the impact of realized and unrealized gains/losses related to foreign exchange and derivatives.
d) Incorporates the pro rata share of management adjustments for unconsolidated subsidiaries and joint ventures.
Investing for the Long Run™| 39
W. P. Carey Inc.
Consolidated EBITDA: Footnotes
$'000 YTD Jun-12
Prorata Adjusted EBITDA Calculation
Net income attributable to CPA
®
:15 shareholders
(a)
54,458
Adjustments:
Depreciation and amortization 25,054
Interest expense 37,093
Provision for Income Taxes 2,059
CPA
®
:15 EBITDA 118,664
Proportionate share of adjustments from equity method investments
(b)
11,746
Proportionate share of adjustments for noncontrolling interests
(b)
(15,512)
60,440
Prorata EBITDA 114,898
Management adjustments:
(c)
Impairments
Loss on sale (39,156)
Gain/Loss on extinguishment of debt (474)
Stock compensation -
Merger expenses 1,339
Realized and unrealized loss on foreign currency (net) 1,897
Realized and unrealized gain on derivatives (net) (67)
Proportionate share of adjustments from equity method investments
(d)
(10)
Proportionate share of adjustments for noncontrolling interests
(d)
15,073
Total adjustments (21,398)
Pro rata Adjusted EBITDA 93,500